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                                                        EXHIBIT 23

                  Consent of Independent Accountants

	We hereby consent to the incorporation by reference in Registration Statements on Form S-8 (File No. 333-26767) and on Form S-8 (File No. 333-26977) of Greif Bros. Corporation of our report dated December 4,1998 appearing on page 60 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page 70 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
January 25, 1999